$20,000,000

                               UNB Capital Trust I

                            10.01% Capital Securities

                (Liquidation Amount $1,000 per Capital Security)

                                  guaranteed by

                             United National Bancorp

                               PURCHASE AGREEMENT

                                                                 March 18, 1997

KEEFE, BRUYETTE & WOODS, INC.
RYAN, BECK & CO.
as the Initial Purchasers

c/o Keefe, Bruyette & Woods, Inc.
    Two World Trade Center
    New York, New York 10048

Ladies and Gentlemen:

         UNB Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. (Sections 3801 et seq.)) and United National Bancorp (the "Company," and together with the Trust, the "Offerors") confirm their agreement (the "Agreement") with Keefe, Bruyette & Woods, Inc. ("KBW") and Ryan, Beck & Co. (together, the "Initial Purchasers"), which terms shall also include any initial purchaser substituted as hereinafter provided in Section 10 hereof, with respect to the issue and sale by the Trust and the purchase by the Initial Purchasers, acting severally and not jointly of the respective number set forth in Schedule A of 10.01% Capital Securities (liquidation amount of $1,000 per security) of the Trust (the "Capital Securities"). The Capital Securities will be guaranteed by the Company, to the extent described in the Offering Memorandum (as defined below), with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee"), to be dated as of March 21, 1997, between the Company and the Bank of New York, as Trustee (the "Guarantee Trustee"). The Capital Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to an additional or supplemented letter agreement, to be dated on or prior to the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Trust, the Guarantee Trustee and DTC.

         The Company is a registered bank holding company under the provisions of the Bank Holding Company Act of 1956, as amended, whose banking subsidiary is UNB, a federally chartered national banking association organized under the laws of the United States (the "Bank"). The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Offering Memorandum, with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee" and, together with the Capital Securities Guarantee, the "Guarantees"), to be dated as of March 21, 1997, made by the Company, and will be used by the Trust to purchase $20,619,000 in aggregate principal amount of the 10.01% Junior Subordinated Deferrable Interest Debentures due March 15, 2027 (the "Subordinated Debentures") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of March 21, 1997 (the "Declaration"), among the Company, as sponsor, Thomas C. Gregor and Ralph L. Straw, Jr., as administrative trustees (the "Administrative Trustees"), The Bank of New York, as property trustee (the "Property Trustee"), and The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee," and, together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Subordinated Debentures will be issued pursuant to an indenture, to be dated as of March 21, 1997 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Debenture Trustee").

         The Capital Securities, the Capital Securities Guarantee and the Subordinated Debentures are hereinafter collectively referred to as the "Initial Securities."

         The Initial Securities will be subject to the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be executed on and dated as of the Closing Time. Pursuant to the Registration Rights Agreement, the Offerors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement (the "Exchange Offer Registration Statement") under the United States Securities Act of 1933, as amended (the"1933 Act"), relating to another series of capital securities (liquidation amount $1,000 per security) of the Trust (the "Exchange Capital Securities"), another capital securities guarantee (the "Exchange Capital Securities Guarantee"), and another series of Junior Subordinated Deferrable Interest Debentures due March 15, 2027 (the "Exchange Subordinated Debentures" and, collectively with the Exchange Capital Securities and the Exchange Capital Securities Guarantee, the "Exchange Securities"), to be offered in exchange for the Initial Securities (such offer to exchange being referred to as the "Exchange Offer") and/or (ii) a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 of the rules and regulations under the 1933 Act (the "1933 Act Regulations") relating to the resale by certain holders of the Capital Securities. The Registration Rights Agreement shall be in a form, and shall contain terms and provisions, customary for similar Rule 144A transactions, and shall otherwise be in form and substance reasonably satisfactory to KBW.

         The Initial Securities and the Exchange Securities are jointly referred to as the "Securities". The Indenture, the Declaration, the Guarantees, the Registration Rights Agreement, the DTC Agreement and this Agreement are hereinafter referred to collectively as the "Operative Documents."

         The Offerors understand that the Initial Purchasers propose to make an offering of the Capital Securities (as guaranteed by the Capital Securities Guarantee) on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Capital Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Capital Securities are to be offered and sold through the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Capital Securities, investors that acquire Capital Securities may only resell or otherwise transfer such Capital Securities if such Capital Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the 1933 Act Regulations).

         The Offerors have prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated March __, 1997 (the "Preliminary Offering Memorandum") and have prepared and will deliver to the Initial Purchasers, as soon as practicable, copies of a final offering memorandum, dated March 18, 1997 (the "Final Offering Memorandum"), each for use by the Initial Purchasers in connection with their respective solicitation of purchases of, or offering of, the Capital Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Offerors to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Capital Securities.

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "disclosed" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

                     Representations and Warranties.

                    The Offerors jointly and severally represent and warrant to each of the Initial Purchasers as of the date hereof and as of the Closing Time, and agree with each of the Initial Purchasers as follows:

                    The Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Capital Securities in a manner that would require the Capital Securities to be registered under the 1933 Act.

                    The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Offerors in writing by or on behalf of any Initial Purchaser expressly for use in the Offering Memorandum.

                    The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    The financial statements of the Company incorporated by reference in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in financial position of such entities for the periods specified; except as otherwise stated in the Offering Memorandum, such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules for the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum present fairly the information required to be stated therein. The summary financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

                    The accountants who certified the financial statements and supporting schedules of the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                    Since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be stated in, or referred to therein: (1) there has not been any material adverse change in the condition, financial or otherwise, of the Trust or of the Company and its consolidated subsidiaries considered as one enterprise, or in the earnings, assets, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (2) there have not been any transactions entered into by the Trust or by the Company or any of its subsidiaries other than in the ordinary course of business which are material to the Trust or the Company and its consolidated subsidiaries considered as one enterprise, and (3) except for regular quarterly dividends on the Company's outstanding shares of common stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on its capital stock or by the Trust on any class of its securities.

                    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                    The Bank is a duly organized and validly existing federally chartered national banking association organized under the laws of the United States, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly authorized to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of the Bank has been duly authorized and validly issued, is fully paid and non-assessable and is directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Bank was issued in violation of the preemptive or similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or the Bank is a party.

                    The Company and its subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and all properties held under lease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases, except where the failure to hold such leases would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    The authorized, issued and outstanding capital stock of the Company set forth in the Offering Memorandum under the heading "Capitalization" is accurate as of the date indicated in such document; and the shares of such issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable and such capital stock conforms in all material respects to all statements relating thereto contained in the Offering Memorandum.

                    The Trust has been duly created and is validly existing in good standing as a statutory business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Operative Documents, as applicable, and the Capital Securities; the Trust is not a party to or otherwise bound by any material agreement other than those described in the Offering Memorandum; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; the Trust does not have any consolidated or unconsolidated subsidiaries; the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP; and the Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware, except where the failure to be so authorized would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Offering Memorandum, will be validly issued and will represent undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                    As of the Closing Time, the Capital Securities will have been duly authorized by the Trust and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Memorandum and the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and as of the Closing Time, the Exchange Capital Securities will have been duly authorized by the Trust, and when issued in accordance with the Declaration, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust. The holders of the Capital Securities and the Exchange Capital Securities, respectively, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                    The execution and delivery by the Trust and the Company of this Agreement and the performance by the Trust and the Company of their respective obligations hereunder, have been duly authorized by all necessary business trust action on the part of the Trust and corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Trust and the Company.

                    The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the availability of equitable remedies (collectively, the "Enforceability Exceptions"); and at the time the Exchange Offer is consummated, the Declaration will have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                    Each of the Guarantees and the Exchange Capital Securities Guarantee has been duly authorized by the Company and, at the Closing Time, each of the Guarantees will have been duly executed and delivered by the Company, and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; at or prior to the time the Exchange Offer is consummated, the Exchange Capital Securities Guarantee will have been duly executed and delivered by the Company, and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and at the time the Exchange Offer is consummated, the Exchange Capital Securities Guarantee will have been duly qualified under the 1939 Act.

                    The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and at the time the Exchange Offer is consummated, the Indenture will have been duly qualified under the 1939 Act and will conform to the description thereof contained in the Offering Memorandum.

                    The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Offering Memorandum, will constitute valid and binding obligations of the Company, and the Exchange Subordinated Debentures have been duly authorized by the Company and, when duly executed by the Company and authenticated in the manner provided in the Indenture, will constitute valid and binding obligations of the Company, in each case, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and the Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to the description thereof in the Offering Memorandum.

                    The Registration Rights Agreement has been duly authorized by the Offerors and, at the Closing Time, will have been duly executed and delivered and will constitute a valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except to the extent enforcement thereof may be limited by the Enforceability Exceptions; and the Registration Rights Agreement will conform to the description thereof contained in the Offering Memorandum.

                    The Operative Documents, the Capital Securities, the Common Securities and the Guarantees each conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                    Each of the Administrative Trustees is an officer or employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                    At the Closing Time, the Property Trustee will be the record holder of the Subordinated Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Subordinated Debenture register maintained by or on behalf of the Company.

                    Neither the Trust nor the Company is, and following consummation of the transactions contemplated hereby will not be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                    The Trust is not in violation of the Trust Certificate (defined below) or the Declaration, and neither the Company nor the Bank is in violation of its charter or by-laws and none of the Trust, the Company or the Bank is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, or any contract, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violation or default, singly or in the aggregate, would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Trust or the Company and its subsidiary considered as one enterprise; the execution and delivery of this Agreement and the Operative Documents by the Trust or the Company, as the case may be, and the consummation by the Offerors of the transactions herein and therein contemplated and the compliance with the terms of this Agreement and the issuance and delivery of the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or the Bank under, any contract, indenture, mortgage, deed of trust or other material agreement or instrument to which the Trust, the Company or the Bank is a party or by which it or any of their respective properties are bound, except for such conflicts, breaches and defaults as, in the aggregate, would not be material to the Trust, or to the Company and its subsidiary considered as one enterprise, nor will such action result in any violation of the charter or by-laws of the Company or the Bank or the Declaration or the trust certificate of the Trust filed with the State of Delaware on February 21, 1997 (the "Trust Certificate"), or any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or the Bank or any of their respective properties.

                    No filing with, or approval, authorization or consent of, any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Capital Securities under this Agreement or the consummation of the transactions contemplated by the Operative Documents, except such as have been obtained or will have been obtained prior to the Closing Time or as may be required under state securities laws.

                    There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiaries which is not disclosed in the Offering Memorandum which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business could not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise.

                    The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings, and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iv) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

                    The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                    The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    The Company and its subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise.

                    The Company and its subsidiaries own or possess or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them as described in the Offering Memorandum, except where lack thereof would not result in a material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights or of any facts or circumstances which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company and its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise.

                    No labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent.

                    The Trust, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and governmental regulations, the violation of which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs, or business prospects of the Trust, or the Company and its subsidiaries considered as one enterprise.

                    Other than such agreements, contracts and other documents as are described in the Offering Memorandum or otherwise filed as Exhibits to the Company's annual report on Form 10-K or quarterly reports on Form 10-Q or current reports on Form 8-K incorporated by reference in the Offering Memorandum, there are no agreements, contracts or documents of a character described in Item 601 of Regulation S-K under the 1933 Act to which the Company or any of the Principal Subsidiaries is a party.

                    The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities.

                    The Capital Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                    None of the Trust, the Company, or any of their affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Offerors make no representation) has engaged or will engage, in connection with the offering of the Capital Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                    Subject to compliance by the Initial Purchasers with the procedures set forth in Section 6 hereof, prior to the Exchange Offer, it is not necessary in connection with the offer, sale and delivery of the Capital Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Capital Securities under the 1933 Act or to qualify any indenture or any guarantee under the 1939 Act.

                    With respect to those Capital Securities, if any, sold in reliance on Regulation S, (A) none of the Trust, the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Offerors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Trust, the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Offerors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                    Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or the Bank and delivered to you or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Initial Purchasers as to the matters covered thereby.

                Sale and Delivery to Initial Purchasers; Closing.

                    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser agrees to purchase from the Trust, at a price of $1,000 per Capital Security, the number of Capital Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional Capital Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                    Deliveries of certificates for the Capital Securities shall be made at the office of KBW in New York (or at the offices of Brown & Wood LLP specified below in the case of Capital Securities registered in the name of Cede & Co.), and payment of the purchase price for the Capital Securities shall be made by the Initial Purchasers to the Trust by wire transfer of immediately available funds contemporaneous with closing at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on March 21, 1997, or such other time not later than ten business days after such date as shall be agreed upon by KBW and the Offerors (such time and date of payment and delivery being herein called the "Closing Time").

         Payment for the Capital Securities purchased by the Initial Purchasers shall be made to the Trust by wire transfer of immediately available funds, against delivery for the account of the Initial Purchasers of certificates for the Capital Securities. Certificates for the Capital Securities shall be in such denominations and registered in such names as the Initial Purchasers may request in writing at least one business day before the Closing Time except that no certificates may be issued in denominations of less than $100,000. It is understood that each of the Initial Purchasers has authorized KBW for its account to accept delivery of, receipt for, and make payment of the purchase price for the Capital Securities which it has agreed to purchase. KBW, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the Purchase price for the Capital Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Capital Securities which are not resold to institutional "accredited investors" shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

                    As compensation to the Initial Purchasers for their commitments hereunder and in view of the fact that the proceeds of the sale of the Capital Securities will be used to purchase Subordinated Debentures of the Company, the Company hereby agrees to pay at the Closing Time to KBW in immediately available funds, for the several accounts of the Initial Purchasers, $30.00 per Capital Security to be delivered by the Company hereunder at the Closing Time.

                    Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer (as defined in Section 6(a)(i)) and an Institutional Accredited Investor (as defined in Section 6(a)(i)).

                    Covenants of the Offerors. The Offerors covenant with each of the Initial Purchasers as follows:

                    The Offerors, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

                    The Offerors will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Offerors of information relating to the offering of the Capital Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Capital Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Offerors, any material changes in or affecting the earnings, business affairs or business prospects of the Trust, or the Company and its subsidiary considered as one enterprise, which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

                    The Offerors will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

                    The Offerors will cooperate with the Initial Purchasers and use their reasonable best efforts to permit the Capital Securities to be eligible for clearance and settlement through the facilities of DTC.

                    The Trust will use the proceeds received by it from the sale of the Capital Securities in the manner specified in the Offering Memorandum under "Use of Proceeds", and the Company will use the net proceeds received by it from the sale of the Subordinated Debentures substantially in the manner specified or contemplated in the Offering Memorandum under "Use of Proceeds".

                    Prior to the thirtieth day after the date of the Closing Time, neither the Trust nor the Company will, without the prior written consent of KBW, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, Capital Securities, any security convertible into exchangeable or exercisable for Capital Securities or the Subordinated Debentures or any debt securities substantially similar
(including provisions with respect to the deferral of interest) to the Subordinated Debentures or any equity security substantially similar to the Capital Securities (except for the Securities issued pursuant to this Agreement).

                              Payment of Expenses.

                    Expenses. The Company will pay all expenses incident to the performance of its obligations and the obligations of the Trust under this Agreement, including (i) the preparation, printing and any filing of the Preliminary Offering Memorandum, the Final Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Operative Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities,
(iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) rating agency fees and
(vi) the fees and expenses of any trustee appointed under any of the Operative Documents, including the fees and disbursements of counsel for such trustees in connection with the Operative Documents.

                    Termination of Agreement. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of Brown & Wood LLP, counsel for the Initial Purchasers.

                    Conditions of the Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Offerors contained in
Section 1 hereof or in certificates of any Trustee of the Trust, officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

                    Opinion of Outside Counsel for Offerors. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Pitney, Hardin, Kipp & Szuch, counsel for the Company, to the effect set forth in Exhibit A hereto.

                    Opinion of Special Delaware Counsel for Offerors. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Offerors to the effect set forth in Exhibit B hereto.

                    Opinions of Counsel for The Bank of New York. At the Closing Time, the Initial Purchasers shall have received the favorable opinions, dated as of the Closing Time, of Emmet, Marvin & Martin, LLP, counsel to The Bank of New York, as Property Trustee under the Declaration, and Guarantee Trustee under the Capital Securities Guarantee Agreement, to the effect set forth as Exhibit C hereto.

                    Opinion of Special Tax Counsel for the Offerors. At the Closing Time, the Initial Purchasers shall have received an opinion, dated as of the Closing Time, of Pitney, Hardin, Kipp & Szuch, special tax counsel to the Offerors, that (i) the Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company, (ii) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (iii) although the discussion set forth in the Offering Memorandum under the heading "Certain Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Capital Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Capital Securities under current law. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

                    Opinion of Counsel for Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Initial Purchasers, with respect to the incorporation and legal existence of the Company, the Series A Capital Securities, the Indenture, the Series A Capital Securities Guarantee Agreement, this Agreement, the Registration Rights Agreement, the Offering Memorandum and other related matters as the Initial Purchasers may require. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company and its subsidiaries and certificates of public officials.

                    Certificates. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, or the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of any Chairman, any Vice Chairman, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of the Company and of the chief financial officer or the chief accounting officer of the Company and a certificate of an Administrative Trustee of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

                    Accountant's Comfort Letter. At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                    Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

                    Maintenance of Rating. At the Closing Time, the Series A Capital Securities shall be rated at least "BB+" by Thomson Bank Watch and "B+" by Standard & Poor's Rating Services (the "Rating Agencies") and the Trust shall have delivered to the Initial Purchasers a letter dated the Closing Time, from such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Series A Capital Securities have such rating; and between the date of this Agreement and the Closing Time, there shall not have occurred a downgrading in the rating assigned to the Series A Capital Securities or any of the Company's other debt securities by the Rating Agencies, and neither of the Rating Agencies shall have publicly announced that it has under surveillance or review, with possible negative implications, or that it otherwise has a negative outlook with respect to, its rating of any of the Series A Capital Securities or any of the Company's other debt securities.

                    Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with the Registration Rights Agreement, executed by the Company and the Trust, and such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Capital Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties of the Offerors, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by written notice to the Offerors at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 and except that Sections 7, 8 and 9 shall survive any such termination and remain in full force and effect.

             Subsequent Offers and Sales of the Capital Securities.

                    Offer and Sale Procedures. Each of the Initial Purchasers and the Offerors hereby establish and agree to observe the following procedures in connection with the offer and sale of the Capital Securities:

                    Offers and Sales only to Institutional Accredited Investors, Qualified Institutional Buyers and Non-U.S. Persons. Offers and sales of the Capital Securities will be made only by the Initial Purchasers or their respective affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (A) to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("Qualified Institutional Buyers"), or (B) to a limited number of other institutional accredited investors (as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) that the offeror or seller reasonably believes to be and, with respect to sales and deliveries, that are accredited investors ("Institutional Accredited Investors"), or (C) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Capital Securities may be made in reliance upon Regulation S under the 1933 Act.

                    No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering of the Capital Securities.

                    Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Capital Security acting as a fiduciary for one or more third parties in connection with an offer and sale to such purchaser pursuant to clause (a) above, each third party shall, in the judgment of the applicable Initial Purchaser, be an Institutional Accredited Investor or a Qualified Institutional Buyer or a non-U.S. person outside the United States.

                    Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. affiliates to take reasonable steps to inform, persons acquiring Capital Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Capital Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or
(y) an exemption from registration under the 1933 Act (including the exemption provided by Rule 144), if available.

                    Minimum Amount. No sale of the Capital Securities to any one Subsequent Purchaser will be in blocks of less than U.S. $100,000 liquidation amount.

                    Restrictions on Transfer. The transfer restrictions and the other provisions of the Declaration, including the legend required thereby, shall apply to the Capital Securities except as otherwise agreed by the Offerors and the Initial Purchasers. Following the sale of the Capital Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Offerors for any losses, damages or liabilities suffered or incurred by the Offerors, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Capital Security.

                    Delivery of Offering Memorandum. Each Initial Purchaser will deliver to each purchaser of the Capital Securities from such Initial Purchaser, in connection with their original distribution of the Capital Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

                    Covenants of the Offerors. Each of the Offerors, jointly and severally, covenant with each Initial Purchaser as follows:

                    Due Diligence. In connection with the original distribution of the Capital Securities, the Offerors agree that, prior to any offer or sale of the Capital Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Trust, the Company and its subsidiaries. The Offerors also agree to provide information to each prospective Subsequent Purchaser of Capital Securities who so requests concerning the Trust, the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

                    Integration. The Offerors agree that they will not and will cause their Affiliates not to make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Capital Securities by the Trust to the Initial Purchasers, (ii) the resale of the Capital Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Capital Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                    Rule 144A Information. The Company agrees that, in order to render the Capital Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Capital Securities remain outstanding, the Company will make available, upon request, to any holder of Capital Securities or prospective purchasers of Capital Securities the information specified in Rule 144A(d)(4), unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

                    Restriction on Repurchases. Until the expiration of three years (or such shorter period as may hereafter be referred to in Rule 144(k) (or similar successor rule)) after the original issuance of the Capital Securities, the Offerors will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Capital Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise unless, immediately upon any such purchase, the Offerors or any Affiliate shall submit such securities to the Trustee for cancellation.

                    Resale Pursuant to Rule 903 of Regulation S or Rule 144A. Each Initial Purchaser understands that the Capital Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser, jointly and severally, represent and agree, that, except as permitted below, they have offered and sold Capital Securities and will offer and sell Capital Securities
(i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Capital Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act or to Institutional Accredited Investors. Accordingly, neither the Initial Purchasers, their Affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Capital Securities, and the Initial Purchasers, their Affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Capital Securities (other than a sale of Capital Securities pursuant to Rule 144A or to Institutional Accredited Investors), they will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from them or through them during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above  paragraph have the meanings given to them by Regulation
S.

Each Initial Purchaser severally represents and agrees that they have not entered and will not enter into any contractual arrangements with respect to the distribution of the Capital Securities, except with their respective affiliates or with the prior written consent of the Offerors.

                    Compliance with United Kingdom Law. Each Initial Purchaser severally represents and agrees that (i) they have not offered or sold and, prior to the expiration of the period of six months from the date hereof, will not offer or sell any Capital Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) they have only issued or passed on and will only issue or pass on in the United Kingdom any document received by them in connection with the issue of the Capital Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on, and (iii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to any Capital Securities in, from or otherwise involving the United Kingdom.

                    Compliance with Other Laws. Each Initial Purchaser acknowledges that no action has been taken to permit a public offering of the Capital Securities in any jurisdiction outside of the United States where action would be required for such purpose. Each Initial Purchaser agrees that it will not offer or sell any Capital Securities in any jurisdiction outside of the United States except under circumstances that will result in compliance with all applicable laws thereof.

                                Indemnification.

                    Indemnification of Initial Purchasers. The Offerors agree to jointly and severally indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the Final Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Offerors; and

                    against any and all expense whatsoever, as incurred (including, subject to the third sentence of Section 7(c) hereof, the fees and disbursements of counsel chosen by the Initial Purchasers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

                    provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent (i) arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Initial Purchaser through KBW expressly for use in the Offering Memorandum (or any amendment thereto) or (ii) resulting from the fact that one or more Initial Purchasers sold Capital Securities to a person to whom there was not sent or given a copy of the Preliminary Offering Memorandum or of the Final Offering Memorandum as then amended or supplemented (excluding documents incorporated by reference) if the Offerors previously have furnished copies thereof to such Initial Purchaser.

                    Indemnification of Offerors, Directors and Officers. Each Initial Purchaser agrees, severally, to indemnify and hold harmless the Company, its directors and officers, the Trust, each of the Administrative Trustees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through KBW expressly for use in the Offering Memorandum.

                    Actions  against  Parties;  Notification.  Each  indemnified
party  shall  give  notice  as  promptly  as  reasonably   practicable  to  each
indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                    Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in
Section 7 hereof is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Initial Purchasers on the other hand from the offering of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Offerors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commission received by the Initial Purchasers, bear to the aggregate initial offering price of the Capital Securities.

         The relative fault of the Offerors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Offerors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each officer and director of the Company, each Administrative Trustee of the Trust, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Trust. The Initial Purchasers' obligations to contribute pursuant to this Section 8 are several in proportion to the number of Capital Securities set forth opposite their respective names in Schedule A hereto and not joint.

                    Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Trust or the Company, and shall survive delivery of the Capital Securities to the Initial Purchasers.

                            Termination of Agreement.

                    The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Capital Securities or to enforce contracts for the sale of the
Capital Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or New Jersey authorities.

                    If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Initial Purchasers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 11.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers c/o Keefe, Bruyette & Woods, Inc. at Two World Trade Center, New York, New York 10048, Attention of John G. Duffy, with a copy to Brown & Wood LLP, One World Trade Center, 58th Floor, New York, New York 10048, Attention of Mitchell Kleinman, Esq.; notices to the Offerors shall be directed to United National Bancorp, 1130 Route 22 East, P.O. Box 6000, Bridgewater, New Jersey 08807-0010, Attention of Ralph L. Straw, Jr. with a copy to Pitney, Hardin, Kipp & Szuch, 200 Campus Drive, Florham Park, New Jersey 07932-0950, Attention of Ronald Janis, Esq.

         SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Offerors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

                    SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Offerors in accordance with its terms. The execution and delivery of this Agreement by the Offerors and its acceptance, execution and delivery by or on behalf of the Initial Purchasers may be evidenced by an exchange of telecopied or other written communications.

                                        Very truly yours,

                                        United National Bancorp



                                     By:/S/  RALPH L. STRAW, JR.
                                        ---------------------------------
                                        Name:  Ralph L. Straw, Jr.
                                        Title: Vice President
                                                 & Corporate Secretary



                                         UNB Capital Trust I

                                       By: United National Bancorp, as Sponsor



                                       By:/S/ RALPH L. STRAW, JR.
                                          ------------------------------
                                      Name:  Ralph L. Straw, Jr.
                                     Title:  Administrative Trustee

         CONFIRMED AND ACCEPTED, as of the date first above written:


KEEFE, BRUYETTE & WOODS, INC.
RYAN, BECK & CO.

By: KEEFE, BRUYETTE & WOODS, INC.

By:/S/ JOSEPH MOELLER
   -------------------------------
Name:  Joseph Moeller
Title: Vice President

                                   SCHEDULE A

                                                            Number of Capital
         Name of Initial Purchasers                             Securities
         --------------------------                         -----------------

Keefe, Bruyette & Woods, Inc. ..............................       10,000

Ryan, Beck & Co. ...........................................       10,000

Total   ....................................................       20,000

                                    EXHIBIT A


         Opinion of Pitney, Hardin, Kipp & Szuch, Counsel for the Company to the effect that:

                                    EXHIBIT B


         Form of Opinion of Morris, Nichols, Arsht & Tunnell, Special Delaware Counsel to the Offerors.

                                    EXHIBIT C



                 Form of Opinion of Emmet, Marvin & Martin, LLP